TABLE OF CONTENTS

 SA
ARTICLES NUMBER

1.                   Quantity, Model and Description                                                                                            SA21

2.                   Delivery Schedule

3.                   Price

4.                   Payment

5.                   Miscellaneous

TABLE

1                   [CONFIDENTIAL PORTION OMITTED AND FILED SA29
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1A                    [CONFIDENTIAL PORTION OMITTED AND FILED SA30
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1B                    [CONFIDENTIAL PORTION OMITTED AND FILED SA30
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    1C                                                                                                                             [CONFIDENTIAL PORTION OMITTED AND FILEDSA32
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

EXHIBITS

A.	Aircraft Configuration

   A1                      Aircraft Configuration SA28

B.                    Aircraft Delivery Requirements and Responsibilities

C.                    Defined Terms

SUPPLEMENTAL EXHIBITS

   AE1[CONFIDENTIAL PORTION OMITTED AND FILED                                                                                                                                SA20
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

BFE1                   BFE Variables SA32

CS1                   Customer Support Variables

SLP1                   Service Life Policy Components

EE1                   [CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1977                                                                 SA32

LETTER AGREEMENTS

6-1162-AKP-070Miscellaneous Commitments for Model 737, 757,
767 and 777 Aircraft

6-1162-AKP-072R1[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-073[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-074R2 Business Considerations

6-1162-AKP-075Aircraft Purchase Rights and Substitution Rights
- Attachment A
- Attachment B SA30
- Attachment C SA30

6-1162-AKP-076                                                                                                                             Aircraft Performance Guarantees

6-1162-AKP-077 Spares Matters

6-1162-AKP-078 Model 737 Miscellaneous Commitments

6-1162-AKP-079[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-080 Installation of Cabin Systems Equipment

6-1162-AKP-081[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-082 Confidentiality

6-1162-AKP-083[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-084[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-085[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
 TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-AKP-117 Delivery Schedule

6-1162-SSM-1405[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-CLO-1035                                                                                                                     [CONFIDENTIAL PORTION OMITTED AND FILEDSA28
SEPARATELY WITH THE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-CLO-1038                                                                                                                     Advance Payments and Financing MattersSA31

6-1162-CLO-1082                                                                                                                     Advance Payments and Financing Matters 2SA32

PA No. 1977                                                                SA32